Exhibit 99.1

Press Contact:
Barry Holt
203-517-3110
bholt@informationsg.com

Investor Contact:
Frank Martell
203-517-3104
fmartell@informationsg.com

INFORMATION SERVICES GROUP SETS NEW RECORD DATE OF
OCTOBER 5, 2007 FOR SPECIAL MEETING OF STOCKHOLDERS

STAMFORD, Conn., September 25, 2007 — Information Services Group (ISG) (AMEX: III.U, III, III.WS) has set a new record date of the close of business on October 5, 2007 for the determination of stockholders entitled to notice of and to vote at the Special Meeting of Stockholders of ISG relating to the planned acquisition of Technology Partners International (TPI).

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About Information Services Group, Inc.

Information Services Group, Inc. is an acquisition company founded in 2006 to build a high-growth, industry-leading information services company. The company is seeking acquisitions in areas such as: business, media and consumer information; advisory, data and marketing services; marketing research; Internet-based information and other segments of the information services industry.  Based in Stamford, CT, Information Services Group [www.informationsg.com] is led by a world class team with extensive global experience in information services and a track record of creating significant value for stockholders, clients and employees.

About TPI

TPI [www.tpi.net.] is the founder and innovator for the sourcing advisory industry, and the largest sourcing advisory firm in the world. The firm is expert at a broad range of business support functions and related research methodologies. Utilizing deep functional domain expertise of accomplished industry experts who possess extensive practical experience, TPI collaboratively works with organizations to help them optimize their business operations through the best combination of insourcing, offshoring, shared services and outsourcing.

Important Legal Information:

In connection with the proposed acquisition, ISG has prepared a preliminary proxy statement that has been filed with the SEC.  After regulatory review, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ISG.  Before making any voting decision, ISG’s stockholders are urged to read the proxy statement regarding the acquisition carefully and in its entirety because it will contain important information about the proposed acquisition.  ISG’s stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ISG’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902, telephone: 203-517-3100, or from ISG’s website at http://www.informationsg.com

Forward Looking Statements:

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning the proposed acquisition of TPI and other future events and their potential effects on ISG and TPI.  The statements, analyses, and other information contained herein relating to the proposed acquisition, as well as other statements including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Those factors include, without limitation: (1) whether the stockholders of ISG approve the proposed acquisition; (2) the number and percentage of stockholders seeking conversion; (3) the satisfaction of the other conditions specified in the purchase agreement; (4) the ability to successfully combine the businesses of ISG and TPI; (5) the amount of cash available, operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (6) changes in the stock market and interest rate environment that affect revenues; (7) diversion of management time on acquisition related issues; (8) reaction of TPI clients to the transaction; (9) retention of key employees upon announcement of the proposed acquisition and following closing; (10) general economic conditions such as inflation; and (11) general political and social conditions such as war, political unrest and terrorism.  The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of rapid growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) operating TPI as a public company; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; and (13) ability to achieve the cost reduction and productivity improvements contemplated by the “Value Creation Plan” ISG intends to initiate after closing.  Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”), specifically as described in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006, and ISG’s proxy statement.  ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.